UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 9, 2008

BEACON POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31973 (Commission File Number)	04-3372365 (IRS Employer Identification No.)

65 Middlesex Road
Tyngsboro, Massachusetts 01879
(Address of Principal Executive Offices) (Zip Code)

(978) 694-9121
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 9, 2008, Beacon Power Corporation (the “Company”) entered into a Placement Agency Agreement whereby Merriman Curhan Ford & Co. and Kaufman Bros., L.P. will receive a placement fee equal to 6.5% of the proceeds received by the Company (to be allocated as they may determine in their sole discretion) to act as placement agents in connection with the offering, issuance and sale to an investor (the “Investor”) of 8,700,00 units, each of which consists of one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and a warrant (the “Warrant”) to purchase one share of Common Stock at an exercise price of $1.20 per share. The Warrant has a term of five years from the date of exercisability and is first exercisable six months and one day after their issuance. The Warrant is immediately separable from the units. A copy of the Placement Agency Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

On October 9, 2008, the Company entered into a Subscription Agreement with the Investor pursuant to which the Investor agreed to purchase 8,700,000 units at a purchase price of $0.91 per unit. A copy of the form of Subscription Agreement and form of Warrant entered into between the Company and the Investor are attached hereto as Exhibits 1.2 and 1.3 and are incorporated herein by reference.

On October 10, 2008, the Company issued a press release announcing the offering. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Description	Exhibit Number

Placement Agency Agreement dated as of October 9, 2008 by and between Beacon Power Corporation, Merriman Curhan Ford & Co. and Kaufman Bros., L.P.	1.1

Form of Subscription Agreement dated October 9, 2008	1.2

Form of Warrant to be issued to the Investor	1.3

Opinion of Edwards Angell Palmer & Dodge LLP	5.1

Consent of Edwards Angell Palmer & Dodge LLP (included in its opinion filed as Exhibit 5.1 hereto)	23.1

Press Release dated October 10, 2008	99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated: October 10, 2008	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Placement Agency Agreement dated October 9, 2008 by and between Beacon Power Corporation, Merriman Curhan Ford & Co. and Kaufman Bros., L.P.

1.2	Form of Subscription Agreement dated October 9, 2008

1.3	Form of Warrant to be issued to the Investor

5.1	Opinion of Edwards Angell Palmer & Dodge LLP

23.1	Consent of Edwards Angell Palmer & Dodge LLP (included in its opinion filed as Exhibit 5.1 hereto)

99.1	Press release dated October 10, 2008.